Summary Prospectus December 1, 2020 American Century Investments® One Choice® Portfolio: Very Aggressive

Investor Class: AOVIX	R Class: AORVX

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, reports to shareholders, and other information about the fund online at the web addresses listed below. You can also get this information at no cost by calling or sending an email request. The fund’s prospectus and other information are also available from financial intermediaries (such as banks and broker-dealers) through which shares of the fund may be purchased or sold.
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund or your financial intermediary electronically by calling or sending an email request.
You may elect to receive all future reports in paper free of charge. You can inform the fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Retail Investors americancentury.com/prospectus 1-800-345-2021 or 816-531-5575 prospectus@americancentury.com	Financial Professionals americancentury.com/fa-prospectus 1-800-345-6488 advisor_prospectus@americancentury.com

This summary prospectus incorporates by reference the fund’s prospectus and statement of additional information (SAI), each dated December 1, 2020 (as supplemented at the time you receive this summary prospectus), as well as the Report of Independent Registered Public Accounting Firm and the financial statements included in the fund’s annual report to shareholders, dated July 31, 2020. The fund’s SAI and annual report may be obtained, free of charge, in the same manner as the prospectus.

Investment Objective
The fund seeks the highest total return consistent with its asset mix.
Fees and Expenses
The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)
	Investor Class	R Class
Maximum Annual Account Maintenance Fee (waived if eligible investments total at least $10,000)	$25	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Investor Class	R Class
Management Fee	None	None
Distribution and Service (12b-1) Fees	None	0.50%
Other Expenses	0.00%	0.00%
Acquired Fund Fees and Expenses	1.05%	1.05%
Total Annual Fund Operating Expenses	1.05%	1.55%
Example
The example below is intended to help you compare the costs of investing in the fund with the costs of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods, that you earn a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Investor Class	$107	$335	$580	$1,282
R Class	$158	$490	$845	$1,844
Portfolio Turnover
Because the fund buys and sells shares of other American Century mutual funds (the underlying funds) directly from the issuers, the fund is not expected to incur transaction costs directly. However, as a shareholder in the underlying funds, the fund indirectly pays transaction costs, such as commissions, when the underlying funds buy and sell securities (or “turn over” their portfolios). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 33% of the average value of its portfolio.
Principal Investment Strategies
One Choice Portfolio: Very Aggressive is a “fund of funds,” meaning that it seeks to achieve its objective by investing in other American Century Investments mutual funds (the underlying funds) that represent a variety of asset classes and investment styles. The fund’s asset allocation strategy generally invests in equity securities. However, if the portfolio managers believe it is prudent, the fund may invest a portion of its assets in fixed-income securities and short-term investments.
The following table indicates the fund’s neutral mix; that is, how the fund’s investments generally will be allocated among the major asset classes over the long term. The table also shows the neutral weightings of each underlying fund currently being used within the various asset classes. This information is as of the date of this prospectus.

Equity Securities (Stock Funds)	100.00%
Emerging Markets Fund	8.50%
Equity Growth Fund	5.00%
Focused Dynamic Growth Fund	6.00%
Growth Fund	9.00%
Heritage Fund	8.50%
International Growth Fund	10.00%
Large Company Value Fund [1]	12.00%
Mid Cap Value Fund	8.00%
Non-U.S. Intrinsic Value Fund	6.00%
NT Global Real Estate Fund	3.00%
NT International Small-Mid Cap Fund	5.00%
NT International Value Fund	4.00%
Small Cap Growth Fund	2.50%
Small Cap Value Fund	2.50%
Sustainable Equity Fund	10.00%

Fixed-Income Securities (Bond Funds)	0.00%

Short-Term Investments (Short-Term Funds)	0.00%

1 Large Company Value Fund will change its name to Focused Large Cap Value Fund on December 10, 2020.
The managers regularly review the fund and may make changes to the fund’s asset class allocations that deviate from the neutral mix to emphasize investments that they believe will provide the most favorable outlook for achieving the fund’s objective. The fund also may deviate from the neutral mix due to differences in asset class performance or prevailing market conditions. The following table shows the operating ranges within which the fund’s asset class allocations generally will vary over short-term periods.

	Equity Securities (Stock Funds)	Fixed-Income Securities (Bond Funds)	Short-Term Investments (Short-Term Funds)
Operating Ranges	75-100%	0-10%	0-15%
Principal Risks
•Allocation Risk – The fund’s ability to achieve its investment objective depends in part on the managers’ skill in determining the funds’ asset class allocations and in selecting and weighting the underlying funds. The managers’ evaluations and assumptions regarding asset classes and underlying funds may differ from actual market conditions.
•Fund of Funds Risks – The fund’s performance and risks reflect the performance and risks of the underlying American Century Investments funds in which it invests. Shareholders of the fund will also indirectly bear their pro rata share of the expenses of such underlying funds. The fund’s investment in other American Century Investments funds may create a conflict of interest for the fund’s advisor.
•Market Risk – The value of the fund’s shares will go up and down based on the performance of the underlying funds in which it invests. The value of the underlying funds’ shares will, in turn, fluctuate based on the performance of the securities they own and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.
•Public Health Emergency Risk – A pandemic, caused by the infectious respiratory illness COVID-19, is causing market disruption and other economic impacts. Markets have experienced volatility, reduced liquidity, and increased trading costs. These events may continue to impact the fund and its underlying investments.
•Small- and Mid-Cap Stock Risks – Stocks of smaller companies may be more volatile than larger-company stocks. Smaller companies may have limited financial resources, product lines and markets, and their securities may trade less frequently and in more limited volumes than the securities of larger companies, which could lead to higher transaction costs. To the extent an underlying fund invests in these companies, it may take on more risk.
•“Growth” and “Value” Style Risks – The underlying funds represent a mix of investment styles, each of which has risks associated with it. Growth stocks can be volatile and may lack dividends that can cushion share prices during market declines. Value stocks may continue to be undervalued by the market for long periods of time.
•Foreign Risk – Some of the underlying funds invest in foreign securities, which are generally riskier than U.S. securities. Securities of foreign issuers may be less liquid, more volatile and harder to value than U.S. securities. Fluctuations in currency exchange rates also may affect an underlying fund’s share price. Investing in securities of companies located in emerging market countries is generally riskier than investing in securities of companies located in developed foreign countries.
•Principal Loss – At any given time your shares may be worth less than the price you paid for them. In other words, it is possible to lose money by investing in the fund.
An investment in the fund is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.
Fund Performance
The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Investor Class shares. The table shows how the fund’s average annual returns for the periods shown compared with those of a broad measure of market performance. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. For current performance information, including yields, please visit americancentury.com.
Sales charges and account fees, if applicable, are not reflected in the bar chart. If those charges were included, returns would be less than those shown.
Calendar Year Total Returns
Highest Performance Quarter (1Q 2012): 13.41% Lowest Performance Quarter (3Q 2011): -16.95%
As of September 30, 2020, the most recent calendar quarter end, the fund’s Investor Class year-to-date return was 4.83%.

Average Annual Total Returns For the calendar year ended December 31, 2019	1 year	5 years	10 years
Investor Class Return Before Taxes	27.64%	8.37%	10.30%
Return After Taxes on Distributions	25.09%	6.35%	9.13%
Return After Taxes on Distributions and Sale of Fund Shares	18.16%	6.20%	8.27%
R Class[1] Return Before Taxes	27.03%	7.83%	9.74%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	31.02%	11.24%	13.41%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	8.72%	3.05%	3.74%
1 Historical performance for R Class prior to its inception (March 20, 2015) is based on the performance of Investor Class shares. R Class performance has been adjusted to reflect differences in sales charges, if applicable, and expenses between classes.
The after-tax returns are shown only for Investor Class shares. After-tax returns for other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

Portfolio Management
Investment Advisor
American Century Investment Management, Inc.
Portfolio Managers
Richard Weiss, Chief Investment Officer - Multi-Asset Strategies, Senior Vice President and Senior Portfolio Manager, has been a member of the team that manages the One Choice Portfolios since 2010.
Radu Gabudean, Vice President and Portfolio Manager, has been a member of the team that manages the One Choice Portfolios since 2013.
Vidya Rajappa, Vice President and Portfolio Manager, has been a member of the team that manages the One Choice Portfolios since 2018.
Scott Wilson, CFA, Vice President and Portfolio Manager, has been a member of the team that manages the One Choice Portfolios since 2006.
Brian L. Garbe, Vice President and Senior Portfolio Manager, has been a member of the team that manages the One Choice Portfolios since 2020.
Purchase and Sale of Fund Shares
You may purchase or redeem shares of the fund on any business day through our website at americancentury.com, in person (at one of our Investor Centers), by mail (American Century Investments, P.O. Box 419200, Kansas City, MO 64141-6200), by telephone at 1-800-345-2021 (Investor Services Representative) or 1-800-345-3533 (Business, Not-For-Profit and Employer-Sponsored Retirement Plans), or through a financial intermediary. Shares may be purchased and redemption proceeds received by electronic bank transfer, by check or by wire.
Unless otherwise specified below, the minimum initial investment amount to open an account is $2,500 ($1,000 for Coverdell Education Savings Accounts and IRAs). However, American Century Investments will waive the fund minimum if you make an initial investment of at least $500 and continue to make automatic investments of at least $100 a month until reaching the fund minimum. Investors opening accounts through financial intermediaries may open an account with $250, but the financial intermediaries may require their clients to meet different investment minimums. The minimum may be waived for broker-dealer sponsored wrap program accounts, fee based accounts, and accounts through bank/trust and wealth management advisory organizations.
There is no minimum initial investment amount for certain employer-sponsored retirement plans, however, financial intermediaries or plan recordkeepers may require plans to meet different minimums.
There is a $50 minimum for subsequent purchases, except that there is no subsequent purchase minimum for financial intermediaries or employer-sponsored retirement plans.
Tax Information
Fund distributions are generally taxable as ordinary income or capital gains, unless you are investing through a tax-deferred account such as a 401(k) or individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account).
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, plan sponsor or financial professional), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

©2020 American Century Proprietary Holdings, Inc. All rights reserved.
CL-SUM-90395  2012